UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 10, 2023

BRIGHTCOVE INC.

(Exact name of registrant as specified in its charter)

DELAWARE	001-35429	20-1579162
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

281 Summer Street, Boston MA	02210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (888) 882-1880

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	BCOV	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, on May 10, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Brightcove Inc. (the “Company”), the stockholders of the Company approved Amendment No. 1 (the “Amendment”) to the Company’s 2021 Stock Incentive Plan (the “2021 Plan”). Pursuant to the Amendment, the number of shares of common stock of the Company reserved for issuance under the 2021 Plan was increased by 7,000,000 shares. The Amendment is described in Proposal 4 in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on March 31, 2023.

The foregoing description of the Amendment is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 10, 2023, the Company held the Annual Meeting to consider and vote on the four proposals set forth below, each of which is described in greater detail in the Company’s Proxy Statement. The final voting results are set forth below.

Proposal 1 – Election of Directors

The stockholders elected each of the three persons named below to serve as a Class II director of the Company for a three-year term that expires at the Company’s annual meeting of stockholders in 2026 and until his or her successor has been duly elected and qualified, subject to his or her earlier resignation or removal. The results of such vote were as follows:

Director Name	Votes For	Votes Withheld	Broker Non-Votes
Marc DeBevoise	33,719,822	435,362	5,065,527
Tsedal Neeley	24,784,761	9,370,423	5,065,527
Thomas E. Wheeler	27,302,753	6,852,431	5,065,527

Proposal 2 – Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of such vote were as follows:

Votes For	Votes Against	Abstentions
39,086,741	127,609	6,361

Proposal 3 – Approval, on a Non-Binding, Advisory Basis, of the Compensation of the Company’s Named Executive Officers

The stockholders approved, on a non-binding, advisory basis, the compensation of the Company’s named executive officers. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
32,445,751	1,700,799	8,634	5,065,527

Proposal 4 – Approval of Amendment No. 1 to the Brightcove Inc. 2021 Stock Incentive Plan

The stockholders approved Amendment No. 1 to the Brightcove Inc. 2021 Stock Incentive Plan. The results of such vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,960,256	15,178,223	16,705	5,065,527

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Amendment No. 1 to the Brightcove Inc. 2021 Stock Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2023	Brightcove Inc.

	By:	/s/ Robert Noreck
Robert Noreck
Chief Financial Officer